INVESCO MONEY MARKET FUNDS, INC.
                       INVESCO U.S. Government Money Fund
                           INVESCO Cash Reserves Fund
                           INVESCO Tax-Free Money Fund

                Supplement to Prospectus Dated October 1, 1998

Effective May 13, 1999, the section of the Funds' Prospectus entitled "Annual Fund Expenses" is amended to (1) delete the third paragraph and (2) substitute the following in its place:

      We calculate annual operating expenses as a percentage of each Fund's average annual net assets. To keep expenses competitive, INVESCO reimburses the Tax-Free Money Fund for certain expenses in excess of 0.85% of the Fund's average net assets effective May 13, 1999 and 0.75% of the Fund's average net assets prior to May 13, 1999, the U.S. Government Money Fund for certain expenses in excess of 0.85% of the Fund's average net assets and the Cash Reserves Fund for certain expenses in excess of 0.90% of the Fund's average net assets. All expense caps include excess amounts that have been offset by the expense offset arrangement described below.

Effective May 13, 1999, the section of the Funds' Prospectus entitled "Annual Fund Expenses" is amended to (1) delete only the Tax-Free Money Fund section of the Annual Fund Operating Expenses table and footnote 2 to the table and (2) substitute the following in their place:

      TAX-FREE MONEY FUND
      Management Fee                                        0.50%
      12b-1 Fees                                            None
      Other Expenses1,2                                     0.36%
      Total Fund Operating Expenses1,2                      0.86%

     2. Certain expenses of the Funds are absorbed by INVESCO. In the absence of such absorbed expenses, the U.S. Government Money Fund's "Other Expenses" and "Total Fund Operating Expenses" would have been 0.65% and 1.15%, respectively; the Cash Reserves Fund's "Other Expenses" and "Total Fund Operating Expenses" would have been 0.54% and 0.96%, respectively; and the Tax-Free Money Fund's "Other Expenses" and "Total Fund Operating Expenses" would have been 0.60% and 1.10%, respectively, based on each Fund's actual expenses for the fiscal year ended May 31, 1998.

The remainder of the table and the footnote 1 are not affected by this change.

Effective May 13, 1999, the section of the Funds' Prospectus entitled "Annual Fund Expenses - Example" is amended to (1) delete the first paragraph and (2) substitute the following in its place:

      A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from each Fund's assets and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)

                        1 Year     3 Years     5 Years     10 Years
      U.S. Government
        Money           $9          $28         $48         $108
      Cash Reserves     $9          $29         $51         $112
      Tax-Free Money    $9          $28         $48         $106

Effective June 1, 1999, the section of the Funds' Prospectus entitled "Investment Policies And Risks - Investment Restrictions" is amended to (1) delete the entire section, and (2) substitute the following section in its place:

      INVESTMENT RESTRICTIONS.
      The Funds are subject to a variety of restrictions regarding their investments that are identified in the Statement of Additional Information. Certain of the Funds' investment restrictions are fundamental and may not be altered without the approval of a Fund's shareholders. For example, with respect to 100% of its total assets, a Fund (except to the extent permitted under Rule 2a-7 of the 1940 Act, or any successor rule thereto) may not purchase the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if the purchase would cause a Fund to have more than 5% of its total assets invested in the issuer or to have more than 10% of the outstanding voting securities of that issuer. In addition, the Funds may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, municipal securities, or securities issued or guaranteed by domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks) if, as a result, more than 25% of a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Other fundamental restrictions prohibit a Fund from lending more that 33 1/3% of its total assets to other parties and from borrowing money in an aggregate amount exceeding 33 1/3% of a Fund's total assets.

Effective May 13, 1999, the section of the Funds' Prospectus entitled "The Funds And Their Management" is amended to (1) delete the third, fourth and fifth sentences of the thirteenth paragraph and (2) substitute the following in their place:

      Certain Fund expenses are absorbed by INVESCO in order to ensure that each Fund's total operating expense do not exceed the following percentages of each Fund's Average net assets: U.S. Government Money Fund, 0.85%; Cash Reserves Fund, 0.90%; and Tax-Free Money Fund, 0.85% effective May 13, 1999 and 0.75% prior to May 13, 1999. These commitments are in effect until the May 2000 meeting of the Company's board of directors, and may be changed following consultation with the board. In the absence of the expense limitations, each Fund's total operating expenses would have equaled the following percentages of each Fund's average net assets: U.S. Government Money Fund, 1.15%; Cash Reserves Fund, 0.96%; and Tax-Free Money Fund, 1.10%.

The section of the Funds' Prospectus entitled "Fund Services - Shareholder Accounts" is amended to (1) delete the second and third sentence of the section and (2) substitute the following in its place:

      INVESCO  no  longer  issues  certificates.   If  you  are  selling  shares
      previously   issued  in   certificate   form,  you  need  to  include  the
      certificates along with your redemption/exchange request.

The chart in the Funds'  Prospectus  entitled "How To Sell Shares" is amended to
(1) delete the "Please Remember" paragraph of the "In Writing" section and (2) substitute the following in its place:

      INVESCO no longer issues paper certificates for shares. If the shares you are selling are represented by stock certificates, the certificates must be sent to INVESCO before we can process your redemption.

The date of this Supplement is June 1, 1999.

                        INVESCO MONEY MARKET FUNDS, INC.
                       INVESCO U.S. Government Money Fund
                           INVESCO Cash Reserves Fund
                           INVESCO Tax-Free Money Fund

              Supplement to Statement of Additional Information
                              Dated October 1, 1998

Effective June 1, 1999, the section of the Company's Statement of Additional Information ("SAI") entitled "Investment Policies And Restrictions - U.S. Government Obligations" is amended to (1) delete the first two sentences in the first paragraph, and (2) substitute the following sentence in its place:

      The Funds may invest in U.S. government obligations without limit.

Effective June 1, 1999, the section of the Company's SAI entitled "Investment Policies And Restrictions - Repurchase Agreements" is amended to (1) delete the last sentence of the first paragraph and (2) substitute the following in its place:

      A Fund will not enter into repurchase agreements maturing in more than seven days, if as a result, more than 10% of its net assets would be invested in such repurchase agreements and other illiquid securities.

Effective June 1, 1999, the section of the Company's SAI entitled "Investment Policies And Restrictions - Investment Restrictions" is amended to (1) delete the section in its entirety, and (2) substitute the following section in its place:

      Investment Restrictions.
      The Funds operate under certain investment restrictions. For purposes of the following restrictions, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from a Fund.

      The following restrictions are fundamental and may not be changed with respect to a Fund without prior approval of a majority of the outstanding voting securities of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund, unless otherwise indicated, may not:

     1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, municipal securities, or securities issued or guaranteed by domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     2. except to the extent permitted under Rule 2a-7 of the 1940 Act, or any successor rule thereto, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     3. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities;

     4. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     5. issue senior securities, except as permitted under the Investment Company Act of 1940;

     6. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     7. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments; or

     8. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     9. Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

      In addition, each Fund has the following non-fundamental policies, which may be changed without shareholder approval:

     A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

     B. The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).

     C. The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

     E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

      In addition, with respect to a Fund that may invest in municipal obligations, the following non-fundamental policy applies, which may be changed without shareholder approval:

      Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer.



Effective May 13, 1999, the section of the Company's SAI entitled "The Funds And Their Management - Administrative Services Agreement" is amended to (1) delete the third paragraph and (2) substitute the following in its place:

      As full compensation for services provided under the Administrative Services Agreement, each Fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of the Fund prior to May 13, 1999 and 0.045% per year of the average net assets of the Fund effective May 13, 1999.

The date of this Supplement is June 1, 1999.